UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 2, 2010

CPI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51928	75-3142681
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Hansen Way, Palo Alto, CA		94303-1110
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (650) 846-2900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2.):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 2, 2010, CPI International, Inc. (“CPI”) and Comtech Telecommunications Corp. (“Comtech”) issued a joint press release announcing that, on the same day, they each received a request for additional information (commonly referred to as a “second request”) from the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the previously announced merger contemplated by the Agreement and Plan of Merger, dated as of May 8, 2010, by and among CPI, Angels Acquisition Corp. and Comtech. The joint press release announcing the receipt of the second request is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

99.1           Joint press release of CPI International, Inc. and Comtech Telecommunications Corp. dated August 2, 2010

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SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI INTERNATIONAL, INC.
(Registrant)

Date: August 2, 2010                                                                                By:                       /s/ Joel A. Littman
Joel A. Littman
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint press release of CPI International, Inc. and Comtech Telecommunications Corp. dated August 2, 2010

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